Exhibit 12.1

Certification by the Principal Executive Officer
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Samantha Du, certify that:

1. I have reviewed this annual report on Form 20-F of Zai Lab Limited (the “Company”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in this report;

4. The Company’s other certifying officer and I:

(a) are responsible for establishing and maintaining internal controls;

(b) have designed such internal controls to ensure that material information relating to the Company and its consolidated subsidiaries is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(c) have evaluated the effectiveness of the Company internal controls as of a date within 90 days prior to this report; and

(d) have presented in this report our conclusions about the effectiveness of our internal controls based on our evaluation as of that date; and

5. The Company’s other certifying officer and I have disclosed to the Company’s auditors and the audit committee of the Company’s board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

6. The Company’s other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:	April 29, 2020

By:	/s/ Samantha Du
Samantha Du
Chief Executive Officer